                                                                     EXHIBIT 1.2

                                                                  EXECUTION COPY
                             RITE AID CORPORATION

                              Debt Securities and
                             Warrants to Purchase
                                Debt Securities

                             ____________________

                            Underwriting Agreement
                            ----------------------


                                                               December 17, 1996


To the Underwriters
to be named in the applicable
Pricing Agreement
supplemental hereto

Ladies and Gentlemen:

          From time to time Rite Aid Corporation, a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Debt Securities") and/or Warrants to purchase Debt Securities ("Warrants", together with the Debt Securities, the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"), less the Designated Securities covered by Delayed Delivery Contracts (as defined in
Section 3 hereof), if any, as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities"). The Warrants will be issued under one or more warrant agreements (the warrant agreement relating to any issue of Warrants to be sold pursuant to this Agreement will be identified in the applicable Pricing Agreement and is referred to herein as the "Warrant Agreement") between the Company and the Warrant Agent identified in such Warrant Agreement (the "Warrant Agent"). The Debt Securities and the
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                                                                               2


Warrants may be offered either together or separately. The term "Warrant Securities" shall mean the Debt Securities issuable upon exercise of Warrants.

          The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") or Warrant Agreement, as the case may be, identified in Schedule II to such Pricing Agreement.

          1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. Except as incorporated by reference into a Pricing Agreement, this Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify, among other things, the aggregate principal amount of such Designated Securities or the number of Warrants and aggregate principal amount of Warrant Securities issuable upon exercise of Warrants, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the principal amount of such Designated Securities or the principal amount of Warrant Securities issuable upon exercise of Warrants to be purchased by each Underwriter and whether any of such Designated Securities shall be covered by Delayed Delivery Contracts, and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture, the Warrant Agreement and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designated to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") three registration statements on Form S-3
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                                                                               3

     (Nos. 33-61185, 33-63794 and 333-16431) relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives (with exhibits thereto) for delivery to each of the other Underwriters (without exhibits thereto), have been declared effective by the Commission in such form; no other document with respect to such registration statements or document incorporated by reference therein has been filed or transmitted for filing with the Commission prior to the effective date of the later of the registration statements; and no stop order suspending the effectiveness of either of such registration statements has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission. Any preliminary prospectus in relation to the applicable Designated Securities included in either of such registration statements or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statements, including all exhibits thereto, but excluding the Form T-1, each as amended at the time such part of the applicable registration statement became effective are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Designated Securities, in the form in which it has most recently been filed or transmitted for filing with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is first filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case
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                                                                               4

     may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary or make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives for use in the Prospectus as amended or supplemented relating to such Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and
     (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities for use in the Prospectus as amended or supplemented relating to such Securities;

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

          (e) The Securities have been duly authorized, and, when Designated Securities are issued, executed, authenticated, delivered and paid for pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and the Indenture and/or the Warrant Agreement, as
     the case may be, and, in the case of any Contract Securities, pursuant to
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                                                                               5

     Delayed Delivery Contracts with respect to such Contract Securities, such Designated Securities will have been duly issued, executed and delivered and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to
     (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); the Indenture, which will be substantially in one of the forms filed as an exhibit to the Registration Statement, has been duly authorized by the Company and has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the trustee under such Indenture (the "Trustee"), the Indenture, and, assuming due executing by the Warrant Agent of such Warrants and the Warrant Agreement, the Warrants and the Warrant Agreement will constitute valid and binding instruments of the Company enforceable against the Company in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Indenture and/or the Warrant Agreement, as the case may be, conform, and the Designated Securities will conform, in all material respects, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

          (f) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and/or the Warrant Agreement, as the case may be, each of the Delayed Delivery Contracts, if any, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not
     (1) conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole, and (2) result in any violation of (A) the provisions of the Certificate of Incorporation or By-Laws of the Company or (B) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, which order, rule or regulation is applicable to the Company; provided, however, that in the case of clause (B) of this paragraph 2(e), this representation, warranty and agreement shall not
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                                                                               6

     extend to such violations as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole.

          (g) No consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture and/or the Warrant Agreement, as the case may be, or any Delayed Delivery Contract except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registration, filings or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, and except those which, if not obtained, will not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole;

          (h) The Company and its subsidiaries have good and marketable title in fee simple to all real property and title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

               (i) In the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and any Delayed Delivery Contracts will conform, in all material respects, to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities.

          3. Upon the execution of the Pricing Agreement applicable to any Designated Securities, the several Underwriters propose to offer such Underwriters'
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Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex II attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery, such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus as amended or supplemented and subject to other conditions therein set forth. The Underwriters will not have any responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

          The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total principal amount of the Designated Securities (rounded as the Representatives may determine). The total principal amount of Underwriters' Securities, or the principal amount of Warrant Securities issuable upon exercise of Warrants, to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities, or the principal amount of Warrant Securities issuable upon exercise of Warrants, set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities, or the principal amount of Warrant Securities issuable upon exercise of Warrants so set forth. If the Company determines to enter into Delayed Delivery Contracts, the Company will deliver to the Representatives not later than 3:30 p.m., New York City time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Representatives and the Company may agree upon in writing) a written notice setting forth the principal amount of Contract Securities, or the principal amount of Warrant Securities issuable upon exercise of Warrants.

          4. Underwriters' Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent
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                                                                               8

practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company or, if so requested by the Company, by wire transfer to a bank account specified by the Company and specified in Schedule II, in the funds specified in such Pricing Agreement, all at the place and the time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

          Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a wire transfer of immediately available funds to the account of the party designated in the Pricing Agreement relating to such Securities in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and the Pricing Agreement relating to such Securities.

          5. The Company agrees with each of the Underwriters of any Designated Securities:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such other time as may be required by Rule 424(b); to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities, and afford the Representatives a reasonable opportunity to comment on any such proposed amendment or supplement; to advise the Representatives of any such amendment or supplement promptly after such Time of Delivery for so long as the delivery of a prospectus is required under the Act in connection with the offering or sale of such Designated Securities; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required under the Act in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes
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     effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission; for so long as the delivery of a prospectus is required under the Act in connection with the offering or sale of the Designated Securities, to advise the Representatives promptly of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction or of the initiation or, if known to the Company, threatening of any proceeding for any such purpose, or of any request by the Commission for amending or supplementing the Registration Statement or Prospectus; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to endeavor to take such action as the Representatives may reasonably request to qualify such Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and such other jurisdictions as the Company and the Representatives may agree and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, and provided further that in connection therewith the Company shall not be required to qualify such Designated Securities for offering and sale under the securities laws of any such jurisdiction for a period in excess of nine months after the initial time of issue of the Prospectus as amended or supplemented relating to such Designated Securities;

          (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the
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                                                                              10

     Representatives may from time to time reasonably request of any amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; provided, however, that in case any Underwriter is required under the Act to deliver a prospectus in connection with the offering or sale of the Designated Securities at any time more than nine months after the date of the Pricing Agreement relating to the Designated Securities, the costs of such preparation and furnishing such amended or supplemented Prospectus shall be borne by the Underwriters of such Designated Securities;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities or the Warrant Securities issuable upon exercise of Warrants constituting such Designated Securities, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

          6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the Company's preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and, subject to the proviso of Section 5(c), the Prospectus and amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers;
(ii) the cost of printing or otherwise producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Warrant Agreement, any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) subject to the proviso of Section 5(b), all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Securities;
(v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) any cost of preparing certificates or other evidences of the Securities or any costs of The Depository Trust Company; (vii) the fees and expenses of any Trustee or any Warrant Agent, as the case may be, and any agent of any Trustee or any Warrant Agent, as the case may be, and the fees and disbursements of counsel for any Trustee or any Warrant Agent, as the case may be, in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of the Company's obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section,
Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission;

          (b) Cravath, Swaine & Moore, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture and/or the Warrant Agreement, as the case may be, the Designated Securities, the Delayed Delivery Contracts, if any, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Elliot S. Gerson, Senior Vice President and Assistant Chief Legal Counsel of the Company, or Elliot S. Gerson, Senior Vice President and Assistant Chief Counsel of the Company, shall have furnished to the Representatives his written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

               (ii) The Company has corporate power and corporate authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

               (iii) To the best of his knowledge, the Company is qualified to do business, and is in good standing, as a foreign corporation under the laws of each jurisdiction in which such qualification is required or, if not so qualified and in good standing in any such jurisdiction, such failure to be so qualified and in good standing, as of the date of such opinion, will not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole;

               (iv) Each Significant Subsidiary (as defined in Rule 405 of Regulation C under the Act) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, has corporate power and corporate authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and, to the best of his knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock, to the best of his knowledge and information, is owned by the Company free and clear of any pledge, lien, encumbrance, claim or equity.

               (v) To the best of his knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or threatened involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or Prospectus which are not adequately disclosed in the Registration Statement or Prospectus;

               (vi) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

               (vii) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, the Warrant Agreement, if any, each of the Delayed Delivery Contracts, if any, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not (1) conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument known to him to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole, and
          (2) result in any violation of (A) the provisions of the Certificate of Incorporation or By-Laws of the Company or (B) any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties which order, rule or regulation is applicable to the Company, except with respect to clause (B) of this Paragraph (vii)(2), such violations as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole;

               (viii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which he need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

               (ix) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Pricing Agreement or the Indenture or any Warrant Agreement or any Delayed Delivery Contract except for such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Act and the Trust Indenture Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and sale and distribution of the Designated Securities by the Underwriters, and except those which, if not obtained, will not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole; and

          In addition, he shall state that nothing has been brought to his attention that would cause him to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which he need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or at the Time of Delivery for Such Designated Securities, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or excluded therefrom, as to which he need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; he shall also state that he does not know of any contract or other document (i) of a character required to be filed as an exhibit to the Registration Statement or to any of the documents incorporated by reference into the Prospectus as amended or supplemented or (ii) required to be incorporated by reference into the Prospectus as amended or supplemented, which is not so filed or incorporated, as the case may be.

          In rendering this opinion required by subsection (c) of this Section, Mr. Brown may rely (A) as to any matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in his opinion, upon the opinions of other counsel whom Mr. Brown believes to be reliable, provided that Mr. Brown shall state that he and you are justified in relying on such opinions and (B) as to matters of fact, upon certificates of officers and representatives of the Company and of public officials, and will not be required to verify independently the accuracy or completeness of information or documents furnished to him with respect to the Registration Statement or the Prospectus.

          (d) Jones, Day, Reavis & Pogue, special counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Designated Securities have been duly authorized and when issued, executed and authenticated as specified in the Indenture and/or any Warrant Agreement, as the case may be, and delivered and paid for by the Underwriters in accordance with this Agreement and the Pricing Agreement will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); assuming the due authentication of the Contract Securities by the Trustee and/or the Warrant Agent, as the case may be, the Contract Securities, if any, when issued, executed and delivered and when paid for in accordance with the Delayed Delivery Contracts will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and the form of Designated Securities and the Indenture and/or the Warrant Agreement conform in all material respects to the description thereof in the Prospectus as amended or supplemented;

               (ii) The Indenture and/or the Warrant Agreement pursuant to which the Designated Securities are being issued has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee and/or the Warrant Agent, as the case may be, constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Indenture has been duly qualified under the Trust Indenture Act;

               (iii) In the event any of the Designated Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such

          Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and, assuming such Delayed Delivery Contract has been duly authorized, executed and delivered by the purchaser named therein, and the Securities to be delivered thereunder have been paid for by the purchaser named therein, such Delayed Delivery Contract constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and any Delayed Delivery Contracts conform in all material respects to the description thereof in the Prospectus as amended or supplemented;

               (iv) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) as of their respective effective or issue dates appeared to be appropriately responsive in all material respects with the requirements of the Act and the rules and regulations thereunder;

               (v) The Warrant Securities, if any, have been duly authorized for issuance and sale upon the exercise of the Warrants, and, when issued, executed, authenticated and delivered pursuant to the terms and provisions of the Indenture against payment of the exercise price in accordance with the terms of the Warrant Agreement, will be valid and binding obligations of the Company enforceable in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity) and (3) the waiver of usury contained in the Indenture may be deemed unenforceable; and the form of Warrant Securities, if any, conforms in all material respects to the description thereof in the Prospectus as amended or supplemented; and

               (vi) The statements contained in the Prospectus under the caption "Description of Securities" and the corresponding section in any prospectus supplement, insofar as such statements constitute summaries of certain provisions of the documents referred to therein, accurately summarize the provisions of such documents purported to be described.

          In addition, such counsel shall state that nothing has been brought to the attention of such counsel that would cause such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or at the Time of Delivery for Such Designated Securities, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or excluded therefrom, as to which such counsel need express no opinion) contained or contains an untrue statement or a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          In rendering the opinion required by subsection (d) of this Section, Jones, Day, Reavis & Pogue may rely upon or may assume the accuracy of matters
(A) involving the application of laws of any jurisdiction other than the United States or New York and as to any other matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinions of other counsel whom such counsel believes to be reliable, provided that such counsel shall state that such counsel and you are justified in relying on such opinions and (B) of fact upon certificates of officers and representatives of the Company and of public officials, and will not be required to verify independently the accuracy or completeness of information or documents furnished to such counsel with respect to the Registration Statement or the Prospectus.

          (e) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, KPMG Peat Marwick shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, in form and substance satisfactory to the Company, and with respect to such letter dated such Time of Delivery, respectively, in form and substance satisfactory to the Company, and with respect to such letter dated such Time of Delivery, as to such other matters as the

     Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (f) Since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any material adverse change in the financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described above, is in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwritings' Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (g) On or after the date of the Pricing Agreement relating to the Designated Securities, no downgrading shall have occurred in the rating accorded the Company's debt securities by either the Standard & Poor's Corporation or Moody's Investors Service, Inc., no threat shall have been made of such downgrading or of placing the Company under special surveillance by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), no notice shall have been given of any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change; and the Company shall not have knowledge of any facts or circumstances that are likely to cause such downgrading, threatened downgrading or the placing of the Company under special surveillance;

          (h) On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in Clauses (i), (ii) or (iii), in the reasonable judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated by the Prospectus as amended or supplemented; and

          (i) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of the President or a Vice President of the Company and of the principal financial officer of the Company as to the accuracy of the representations and warranties of the Company herein at and as of such

     Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

          8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of any Prospectus, in light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives for inclusion therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus or any preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter (or to the Representatives) and the loss, claim, damage or liability of such Underwriter results from an untrue or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Prospectus or any preliminary prospectus supplement which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of any Prospectus, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives for inclusion therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall any indemnifying party be liable for the fees and expenses of more than one counsel (in addition to local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. In no event shall an indemnifying party be liable with respect to any action or claim settled without its written consent.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party is not entitled to receive the indemnification provided for in subsection (a) above because of the second proviso thereof or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, including with respect to any Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus or any preliminary prospectus supplement result from the fact that the Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), if the Company has previously furnished copies thereof to such Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages (other than amounts paid or incurred without the consent of the indemnifying party as provided in this Section 8) which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint. No indemnifying party will be liable for contribution with respect to any action or claim settled without its written consent.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend or not extend, as the case may be, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend or not extend, as the case may be, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase under the Pricing Agreement relating to such Underwriters' Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Underwriters' Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Underwriters' Securities for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate amount of such Underwriters' Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each nondefaulting Underwriter to purchase the principal amount of Underwriters' Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each nondefaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Underwriters' Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require nondefaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any nondefaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

          11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all reasonable out-of-pocket expenses approved in writing by the Representatives, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

          12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement; Attention: Corporate Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. Time shall be of the essence for each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


                                        Very truly yours,


                                        RITE AID CORPORATION,


                                        by:  /s/ Franklin C. Brown
                                           _____________________________________
                                           Name:  Franklin C. Brown
                                           Title: Executive Vice President
Accepted as of the
date herof:

Goldman, Sachs & Co.
On behalf of each of
the Underwriters

by /s/ Goldman, Sachs & Co.
   ____________________________________
   Name:   Goldman, Sachs & Co.
   Title:  Attorney-in-Fact

                                    ANNEX 1



                               PRICING AGREEMENT


Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Bear, Stearns & Co. Inc.
245 Park Avenue, Third Floor
New York, NY 10167-0002

Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, Twelfth Floor
New York, NY 10172-0003

J.P. Morgan Securities Inc.
60 Wall Street
New York, NY 10260-0060

As Representatives of  the several
Underwriters named in Schedule I
hereto

c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

                                                               December 17, 1996


Ladies and Gentlemen:

          Rite Aid Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated December 17, 1996 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty that refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in Schedule II.

          If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request.


                                        RITE AID CORPORATION,


                                   by
                                             ___________________________________
                                             Name:
                                             Title:

Accepted as of the
date hereof:

Goldman, Sachs & Co.
 On behalf of each of
 the Underwriters


by
 __________________________
 Name:
 Title:  Attorney-in-fact

                           DELAYED DELIVERY CONTRACT


Rite Aid Corporation
30 Hunter Road
Camp Hill, Pennsylvania 17011

Attention of:


                                                               December   , 1996

Dear Sirs:

          The undersigned hereby agrees to purchase from Rite Aid Corporation (hereinafter called the "Company"), and the Company agrees to sell to the
undersigned,                               [$            principal amount of
the Company's debt securities] [          Warrants to purchase          ]
(hereinafter [collectively] called the "Designated Securities"), offered by
the Company's Prospectus dated             , 199 , as amended or supplemented,
receipt of a copy of which is hereby acknowledged, at a purchase price of   %
of the principal amount thereof, plus accrued interest from the date from
which interest accrues as set forth below [and $      per Warrant[,
respectively], and on the further terms and conditions set forth below, and on the further terms and conditions set forth in this contract.

          The undersigned will purchase the Designated Securities from the
Company on             , 199  (the "Delivery Date") and interest on the
Designated Securities so purchased will accrue from             , 199 .

          the undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:

===============================================================
                    Principal  Date from Which
  Delivery Date      Amount    Interest Accrues  Warrant Amount
  -------------     ---------  ----------------  --------------
---------------------------------------------------------------
       , 19         $                , 19        $
---------------------------------------------------------------
       , 19         $                , 19        $
===============================================================

Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".

          Payment for the Designated Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at
the office of                 , or by wire transfer to a bank account
specified by the Company, on such Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written, telex or facsimile communication addressed to the Company not less than five full business days prior to such Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for Designated Securities on each Delivery Date shall be subject to the condition that the purchase of Designated Securities to be made by the undersigned shall not on such Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

          The undersigned understands that Underwriters (the "Underwriters") are also purchasing Designated Securities from the Company, but that the obligations of the undersigned hereunder are not contingent on such purchases. Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company delivered to the Underwriters in connection therewith.

          The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.


                                        Very truly yours,



                                        By______________________________________
                                                 (Authorized Signature)

                                        Name:
                                        Title:

                                        ________________________________________
                                                        (Address)

Accepted                , 199

Rite Aid Corporation

By:_____________________________________
   Name:
   Title: